EXHIBIT 99.02
AllianceBernstein
Third Quarter 2008 Review
Third Quarter 2008 Review
Gerald M. Lieberman
President & Chief Operating Officer
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
October 22, 2008

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Cautions regarding Forward-Looking Statements
 Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private Securities
 Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Part I, Item
 1A of our Form 10-K for the year ended December 31, 2007 and Part II, Item 1A of our Form 10-Q for the quarter ended June 30, 2008. Any or all of the forward-looking statements that we make in this presentation, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, or any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors”
 and those listed above and below could also adversely affect our revenues, financial condition, results of operations, and business prospects.
 The forward-looking statements referred to in the preceding paragraph include statements regarding:
 ● Our anticipation that the historical pattern of some of our best absolute and relative returns following bouts of market turbulence will repeat itself in the current episode, and our confidence that the actions we are taking will position us to take advantage of a recovery for our clients and for the firm which history tells us will arrive sooner and be stronger than generally expected:
 Historical performance is not necessarily indicative of future results or market movements. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows.
 ● Our backlog of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times we currently anticipate.
 ● The firm’s solid financial foundation positioning it well to navigate through this difficult period: Our solid financial foundation is dependent on our cash flow from operations, which is subject to the performance of the capital markets and other factors beyond our control.
 ● Our hope that we will recover an additional portion of the $56.0 million claim processing error-related charge: Our ability to recover more of this cost depends on the availability of funds from the related class-action settlements fund, the amount of which is not yet known.

3Q 2008
2Q 2008
12 Months*
(8.4)%
(2.7)%
(22.0)%
(6.1)%
(5.3)%
(23.6)%
(12.3)%
1.2%
(20.9)%
(0.5)%
(1.0)%
3.7%
S&P 500
Russell 1000 Value
Russell 1000 Growth
Lehman Aggregate Bond

*12 months ending September 30, 2008.
Market Performance - US

Market Performance - Non-US

3Q 2008
2Q 2008
12 Months*
(15.3)%
(1.7)%
(26.0)%
(20.6)%
(2.3)%
(30.5)%
(27.0)%
(0.9)%
(33.2)%
MSCI WORLD
MSCI EAFE
MSCI Emerging Markets

*12 months ending September 30, 2008.
Source: MSCI (Morgan Stanley Capital International).

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Third Quarter 2008 Review
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Changes in Assets Under Management by Channel

Three Months Ended September 30, 2008
$ Billions

	Institutional Investments	Retail	Private Client	Total
Beginning of Period	**$ 461.0**	**$ 156.7**	**$ 98.9**	**$ 716.6**
Sales/New accounts	4.8	4.9	2.7	12.4
Redemptions/Terminations	(9.4)	(11.3)	(1.6)	(22.3)
Cash flow	(0.6)	(2.4)	(1.5)	(4.5)
Unreinvested dividends	-	(0.3)	(0.1)	(0.4)
Net outflows	**(5.2)**	**(9.1)**	**(0.5)**	**(14.8)**
Transfers[(1)]	(0.1)	0.1	-	-
Market depreciation	**(77.1)**	**(21.9)**	**(13.2)**	**(112.2)**
End of Period	**$ 378.6**	**$ 125.8**	**$ 85.2**	**$ 589.6**
% Total at end of period	*64%*	*21%*	*15%*	*100%*
% Change from beg of period	*-18%*	*-20%*	*-14%*	*-18%*

NOTE: Percentagesare calculatedusingAUM rounded to the nearestmillion.

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AllianceBernstein

Third Quarter 2008 Review
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Changes in Assets Under Management by Channel

Twelve Months Ended September 30, 2008
$ Billions

	Institutional Investments	Retail	Private Client	Total
Beginning of Period(1)	**$ 513.3**	**$ 189.4**	**$ 110.6**	**$ 813.3**
Sales/New accounts	50.8	29.7	12.7	93.2
Redemptions/Terminations	(27.5)	(38.9)	(6.3)	(72.7)
Cash flow	(18.6)	(6.9)	(5.7)	(31.2)
Unreinvested dividends	-	(1.3)	(0.5)	(1.8)
Net inflows/(outflows)	**4.7**	**(17.4)**	**0.2**	**(12.5)**
Transfers(2)	(0.6)	0.3	0.3	-
Market depreciation	**(138.8)**	**(46.5)**	**(25.9)**	**(211.2)**
End of Period	**$ 378.6**	**$ 125.8**	**$ 85.2**	**$ 589.6**
% Total at end of period	*64%*	*21%*	*15%*	*100%*
% Change from beg of period	*-26%*	*-34%*	*-23%*	*-28%*

(1) Prior period AUM has been adjusted to reflect client assets associated with existing services previously not included.

I

AllianceBernstein

Third Quarter 2008 Review
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NOTE: Percentages are calculated using AUM rounded to the nearest million.

Changes in Assets Under Management by Investment Service

Three Months Ended September 30, 2008

$ Billions

	Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period	**$ 326.1**	**$ 168.8**	**$ 199.5**	**$ 22.2**	**$ 716.6**
Sales/New accounts	5.4	3.7	3.2	0.1	12.4
Redemptions/Terminations	(14.0)	(4.7)	(3.5)	(0.1)	(22.3)
Cash flow	(0.7)	(1.6)	(1.2)	(1.0)	(4.5)
Unreinvested dividends	-	-	(0.4)	-	(0.4)
Net outflows	**(9.3)**	**(2.6)**	**(1.9)**	**(1.0)**	**(14.8)**
Market depreciation	**(64.7)**	**(34.6)**	**(10.5)**	**(2.4)**	**(112.2)**
End of Period[2]	**$ 252.1**	**$ 131.6**	**$ 187.1**	**$ 18.8**	**$ 589.6**
% Total at end of period	*43%*	*22%*	*32%*	*3%*	*100%*
% Change from beg of period	*-23%*	*-22%*	*-6%*	*-15%*	*-18%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Approximately $127 billion in Blend Strategies AUM are reported in their respective services.

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Third Quarter 2008 Review
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Twelve Months Ended September 30, 2008

$ Billions

	Value Equity	Growth Equity	Fixed Income	Other[1]	Total
Beginning of Period[2]	**$ 397.9**	**$ 195.5**	**$ 194.4**	**$ 25.5**	**$ 813.3**
Sales/New accounts	43.7	22.1	24.1	3.3	93.2
Redemptions/Terminations	(35.1)	(20.1)	(16.0)	(1.5)	(72.7)
Cash flow	(15.7)	(7.1)	(5.4)	(3.0)	(31.2)
Unreinvested dividends	(0.1)	(0.1)	(1.6)	-	(1.8)
Net inflows/(outflows)	**(7.2)**	**(5.2)**	**1.1**	**(1.2)**	**(12.5)**
Market depreciation	**(138.6)**	**(58.7)**	**(8.4)**	**(5.5)**	**(211.2)**
End of Period[3]	**$ 252.1**	**$ 131.6**	**$ 187.1**	**$ 18.8**	**$ 589.6**
% Total at end of period	*43%*	*22%*	*32%*	*3%*	*100.0%*
% Change from beg of period	*-37%*	*-33%*	*-4%*	*-27%*	*-28%*

(1) Includes Index, Structured and Asset Allocation services.

(2) Prior period AUM has been adjusted to reflect client assets associated with existing services previously not included.

(3) Approximately $127 billion in Blend Strategies AUM are reported in their respective services.

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AllianceBernstein

Third Quarter 2008 Review
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Changes in Assets Under Management by Investment Service

- Sales of new mandates have dropped significantly, but terminations have not accelerated significantly
- Market depreciation of nearly 17% in the quarter
- Pipeline down slightly versus 2Q08 at $14 billion
  - Over 40% in Defined Contribution AUM

($ Billions)	Ended September 30, 2008 3 months	12 months
Beginning AUM	**$ 461.0**	**$ 513.3**
Net Flows	(5.2)	4.7
Transfers[(1)]	(0.1)	(0.6)
Market Depreciation	(77.1)	(138.8)
Ending AUM	**$ 378.6**	**$ 378.6**
% Total	*64%*	*64%*
% Change	*-18%*	*-26%*

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AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Institutional Investments Highlights: 3Q08

- Market depreciation of 14% for the quarter and 25% for the trailing twelve months
- Accelerated net outflows driven by US (equities) and non-US clients (fixed income)
- Gross sales decelerated versus 2Q08

($ Billions)	Ended September 30, 2008 3 months	12 months
Beginning AUM	**$ 156.7**	**$ 189.4**
Net Flows	(9.1)	(17.4)
Transfers[1]	0.1	0.3
Market Depreciation	(21.9)	(46.5)
Ending AUM	**$ 125.8**	**$ 125.8**
% Total	*21%*	*21%*
% Change	*-20%*	*-34%*

I

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Retail Highlights: 3Q08

- Net outflows moderated slightly versus Q208
- Retention rates remain relatively high
- New account openings slowing

($ Billions)	Ended September 30, 2008 3 months	12 months
Beginning AUM	**$ 98.9**	**$ 110.6**
Net Flows	(0.5)	0.2
Transfers[1]	-	0.3
Market Depreciation	(13.2)	(25.9)
Ending AUM	**$ 85.2**	**$ 85.2**
% Total	*15%*	*15%*
% Change	*-14%*	*-23%*

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AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
(1) Transfers of certain client accounts were made among distribution channels resulting from changes in how these accounts are serviced by the firm.
NOTE: Percentages are calculated using AUM rounded to the nearest million.
Private Client Highlights: 3Q08

($ Billions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
+35%
+50%
+35%
-1%
+5%
-20%
$3.6
$4.8
$7.2
$9.7
$9.6
$10.1
$8.1
2004
2005
2006
2007
1Q08
2Q08
3Q08

The information in this display is provided solely for use in connection with this presentation and is not directed towards existing or potential hedge fund investors or investment advisory clients of AllianceBernstein.

Alternative Investment Services AUM*
* Consists of Hedge Fund, Currency and Venture Capital services

Institutional Research Services Highlights: 3Q08

- Revenue of $125 million up 21% vs. 3Q07 and 13% sequentially
  - Strongest quarter on record mostly driven by US
  - Increased volumes and market share
- Best ever results in Institutional Investor's recently released All-America poll:
  - Ranked #6 overall; fifth consecutive year the firm has placed in the top ten
  - Over 85% of publishing analysts ranked in the top three in their sector, including 10 analysts ranked #1

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AllianceBernstein

Third Quarter 2008 Review
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$ Millions	3Q 2008	3Q 2007	Percent Change	
Revenues:				
Advisory Fees	$ 713	$ 870	-18%	■ - Lower AUM in all channels - Lower performance fees
Distribution	97	120	-20%	■ Lower average mutual fund AUM
Institutional Research Services	125	104	21%	■ Higher US and European revenues
Dividend and Interest Income	19	73	-74%	■ - Outsourcing of prime brokerage - Lower interest rates
Investment Gains (Losses)	(132)	10	n/m	■ 3Q08 M-T-M losses of $123M on deferred compensation-related investments vs. $2M gain in 3Q07
Other Revenues	28	31	-9%	
Total Revenues	850	1,208	-30%	
Less: Interest Expense	9	55	-84%	■ - Outsourcing of prime brokerage - Lower interest rates
Net Revenues	**$ 841**	**$ 1,153**	**-27%**	

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AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Third Quarter 2008 Revenues
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

3Q 2008	3Q 2007	Percent Change	
Ending AUM ($ Billions)	**$ 590**	**$ 813**	**-28%**	■ Down $127B (18%) sequentially
Average AUM ($ Billions)	**$ 669**	**$ 794**	-16%	■ Down $79B (11%) sequentially
By Fee Type ($ Millions):				
Base Fees	$ 713	$ 853	**-16%**	■ Lower average AUM
Performance Fees	-	17	n/m	
Total	**$ 713**	**$ 870**	-18%	
By Channel ($ Millions):				
Institutional Investments	$ 308	$ 382	**-20%**	■ - Lower average AUM - Lower performance fees
Retail	192	242	**-21%**	■ Lower average AUM
Private Client	213	246	**-13%**	■ Lower billable AUM
Total	**$ 713**	**$ 870**	-18%

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Third Quarter 2008 Advisory Fees

NOTE: Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.

$ Millions

	3Q 2008	3Q 2007	Percent Change	
Employee Comp & Benefits	$ 329	$ 447	**-26%**	- Lower incentive compensation - Lower commissions - Higher headcount
Promotion & Servicing	140	171	**-19%**	- Lower distribution plan payments and amortization of deferred sales commissions - Lower controllable expenses
General & Administrative	114	142	**-19%**	- Insurance recovery for claims processing error - Data processing costs - Foreign exchange losses
Interest	2	6	-65%	
Amortization of Intangibles	5	5	-	
Total	**$ 590**	**$ 771**	**-24%**

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Third Quarter 2008 Operating Expenses

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

$ Millions

	3Q 2008	3Q 2007	Percent Change	
Base Compensation	$ 133	$ 116	**15%**	■ Slightly higher headcount, merit increases and base pay adjustments
Incentive Compensation	67	175	**-62%**	■ - $63M lower cash bonus accrual - $51M deferred compensation credit in 3Q08 due to M-T-M losses on related investments vs. $11M increase in 3Q07
Commissions	91	111	**-18%**	■ - Lower Retail, Private Client and Institutional Investments - Higher Institutional Research Services
Fringes & Other	38	45	**-16%**	■ Lower payroll taxes and recruitment
Total	**$ 329**	**$ 447**	**-26%**

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
NOTE: Percentages are calculated using expenses rounded to the nearest thousand.
AllianceBernstein Third Quarter 2008 Compensation & Benefits

$ Millions	3Q 2008	3Q 2007	Percent Change
Net Revenues	$ 841	$ 1,153	-27%
Operating Expenses	590	771	-24%
Operating Income	251	382	-34%
Non-Operating Income	5	3	47%
Income before Income Taxes and Non-Controlling Interest in Earnings of Consolidated Entities	256	385	-33%
Income Taxes	27	35	-21%
Non-Controlling Interest in Earnings of Consolidated Entities	9	2	301%
Net Income	**$ 220**	**$ 348**	**-37%**
Operating Margin[1]	**28.8%**	**32.9%**

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Third Quarter 2008 Net Income
(1) "Operating Margin" = (Operating Income - Non-Controlling Interest in Earnings)/Net Revenues
NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

$ Millions (except per Unit amounts)	3Q 2008	3Q 2007	Percent Change
AllianceBernstein:			
Net Income	**$ 220**	**$ 348**	**-37%**
Weighted Average Equity Ownership Interest	33.2%	33.0%	
AllianceBernstein Holding:			
Equity in Earnings	**$ 73**	**$ 115**	**-36%**
Income Taxes	9	10	-14%
Net Income	**$ 64**	**$ 105**	**-39%**
Diluted Net Income Per Unit	**$ 0.73**	**$ 1.20**	**-39%**
Distributions Per Unit(1)	**$ 0.60**	**$ 1.20**	**-50%**

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AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
(1) Excludes insurance recoveries related to class action claims processing error.
NOTE: Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
AllianceBernstein Holding Financial Results

AllianceBernstein
Third Quarter 2008 Review
Third Quarter 2008 Review
Lewis A. Sanders
Chairman & Chief Executive Officer
Any forecasts in this material may not be realized. Information or opinions should not be construed as investment advice.
October 22, 2008

AllianceBernstein

Appendix

Third Quarter 2008 Review

Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein | 22

Index	3Q 08	One Year	Annualized Three Years	Cumulative Three Years
S&P 500	(8.4)	(22.0)	0.2	0.7
Russell 1000 Growth	(12.3)	(20.9)	0.0	0.1
Russell 1000 Value	(6.1)	(23.6)	0.1	0.3
MSCI Emerging Markets	(27.0)	(33.2)	8.4	27.3
MSCI EAFE	(20.6)	(30.5)	1.1	3.4
MSCI World	(15.3)	(26.0)	0.7	2.3
Lehman Aggregate Bond	(0.5)	3.7	4.1	13.0

Returns in % through September 30, 2008.

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Third Quarter 2008 Review
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Market Environment

Institutional Equity Composites vs. Benchmarks

			Annualized			
Service	**3Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark**
Global Research Growth	(8.3)	(8.9)	(4.7)	(2.5)	2.9	MSCI World (net)
US Large Cap Growth	(2.1)	(2.4)	(2.1)	(0.2)	0.6	Russell 1000 Growth
Int'l Research Growth All Country	(6.2)	(1.8)	0.8	0.0	N/A	MSCI ACWI ex US (net)
US Research Growth	(9.8)	(8.1)	(4.4)	(1.6)	(0.5)	S&P 500 Index
US Small Cap Growth	(3.7)	(7.1)	(0.7)	0.4	2.9	Russell 2000 Growth
Global Large Cap Growth	(7.7)	(4.1)	(1.3)	(1.1)	(1.3)	MSCI World (net)
Int'l Large Cap Growth	(7.1)	(3.5)	(2.2)	(2.3)	(0.2)	MSCI EAFE(net)
Emerging Markets Growth	(3.1)	(1.9)	(2.2)	(1.1)	2.2	MSCI EM (net)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 9/30/08. Performance is preliminary.

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Third Quarter 2008 Review
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Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

Service	3Q08	1 Year	Annualized 3 Years	Annualized 5 Years	Annualized 10 Years	Benchmark
US Diversified Value	(3.0)	(7.1)	(3.5)	(2.9)	N/A	Russell 1000 Value
US Strategic Value	(6.8)	(12.1)	(5.5)	(2.0)	1.3	S&P 500
US Strategic Value	(9.1)	(10.5)	(5.4)	(4.0)	(1.1)	Russell 1000 Value
International Value	(3.5)	(6.3)	(2.0)	0.7	N/A	MSCI EAFE (Cap, UH)
Global Value	(7.2)	(11.3)	(3.9)	(0.5)	2.4	MSCI World (Cap, UH)
Emerging Markets Value	(2.7)	(3.0)	(3.7)	1.1	4.1	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein

(1) Investment performance of composites is presented after investment management fees.

Composite and benchmark data through 9/30/08. Performance is preliminary.

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Third Quarter 2008 Review
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Relative Performance: Institutional Value Equity (After Fees)(1)

Blend Strategies Equity Composites vs. Benchmarks

Service	3Q08	1 Year	Annualized 3 Years	Annualized Since Inception	Benchmark
Global Blend Strategies (2)	(8.0)	(10.4)	(4.4)	(1.4)	MSCI World
International Blend Strategies (3)	(5.5)	(4.9)	(2.4)	0.0	MSCI EAFE
US Blend Strategies (4)	(6.2)	(6.8)	(4.2)	(1.5)	S&P 500
Emerging Markets Blend Strategies (5)	(3.1)	(3.0)	(3.5)	1.6	MSCI EM

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of composites is presented after investment management fees. (2) Global Blend Strategies Inception = 6/30/03. (3) Int'l Blend Strategies Inception = 12/31/01.

(4) U.S. Blend Strategies Inception = 12/31/01 (5) EM Blend Strategies Inception = 12/31/01.

Composite and benchmark data through 9/30/08. Performance is preliminary.

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Third Quarter 2008 Review
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Relative Performance: Blend Strategies (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

			Annualized			
Service	**3Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Benchmark[2]**
Corporate Bonds	(0.3)	(1.0)	(0.3)	(0.1)	0.2	Custom Corporate Index
Strategic Core Plus	(3.7)	(5.8)	(1.8)	(0.4)	N/A	Lehman Aggregate Bond Index
Global Plus	(5.2)	(6.4)	(1.8)	(0.7)	N/A	Lehman Global Aggregate Bond Index (Unhedged)
Global Fixed Income	(0.8)	(0.3)	0.3	0.4	0.0	CitiGroup WGBI - Unhedged
Emerging Mkt. Debt	(1.4)	(3.0)	0.1	0.5	3.8	JPM EMBI Global
Low Duration	(3.5)	(9.0)	(3.5)	(1.9)	(1.0)	Merrill Lynch U.S. Treasury (1-3 Years)

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of composites is presented after investment management fees. (2) The benchmarks listed are the current benchmarks for the investment service – certain benchmarks have evolved over time and therefore are time blended.
Composite and benchmark data through 9/30/08. Performance is preliminary.

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Third Quarter 2008 Review
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Relative Performance: Institutional Fixed Income (After Fees)(1)

Annualized	
	3Q 08	1 Year	3 Year	5 Year
Fully Diversified Simulation (2)	(11.2)	(20.1)	(0.5)	4.6
S&P 500	(8.4)	(22.0)	0.2	5.2

(1) Investment performance of composites is presented after investment management fees. (2) The Bernstein Fully Diversified Portfolio is a simulation composed of specific proportions of each of the products that follow, which joined the simulation as of the following dates:

Strategic Value: 1/1/83; Strategic Growth: 1/1/83 (ACM Large Cap Growth used as a proxy for Strategic Growth through 1/1/01; Strategic Growth used thereafter); Intermediate Municipal Bond Composite: 1/1/83; Bernstein Tax-Managed International Fund: 7/1/92; Emerging Markets Fund: 1/1/96; AllianceBernstein Institutional REIT Fund: 7/1/01.

The portfolio was rebalanced quarterly through 12/31/05; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account.

No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Source: AllianceBernstein and S&P. Mutual Fund, Composite and S&P performance data through 9/30/08. Performance is preliminary.

|

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Absolute Performance: Private Client (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

Service	3Q08	1 Year	Annualized 3 Years	5 Years	10 Years	Benchmark or Lipper Avg.
Global Growth	(5.6)	(6.6)	(4.0)	(2.1)	N/A	Global Large Cap Growth
US Large Cap Growth	(0.8)	(1.2)	(2.1)	(0.7)	(2.8)	Large Cap Growth
International Growth	(4.9)	(0.3)	(1.3)	2.1	2.3	International Multi-Cap Growth
Emerging Markets	(1.7)	4.3	(1.4)	(0.8)	1.2	Morningstar Equity Global Emerging Markets
US Growth	(0.1)	(3.3)	(4.6)	(2.3)	(3.7)	Multi Cap Growth
US Small/Mid Cap Growth	6.5	(4.4)	(3.4)	(1.3)	(2.4)	Mid Cap Growth

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
(1) Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein, Lipper, and S&P. Mutual fund, Lipper, and S&P performance data through 09/30/08.

I

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Annualized			
Service	**3Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Lipper Average**
International Value	(4.7)	(8.0)	(1.9)	(0.9)	N/A	International Large Cap Value
Growth & Income	(2.5)	(4.1)	(1.4)	(2.0)	0.2	Large Cap Value
US Small/Mid Cap Value	4.3	5.0	2.3	1.4	N/A	Mid Cap Value
US Value	(0.8)	(7.7)	(3.7)	(2.4)	N/A	Large Cap Value
Global Value	(7.3)	(7.2)	(1.7)	0.5	N/A	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 9/30/08.

|

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Value Equity (After Fees)(1)

Retail Fixed Income Funds vs. Peer Group Averages

			Annualized			
Service	**3Q08**	**1 Year**	**3 Years**	**5 Years**	**10 Years**	**Peer Group Average**
Global High Yield Portfolio	1.8	(2.7)	(0.8)	1.0	1.6	Morningstar Fixed Income Global High Yield
American Income Portfolio	(3.4)	(5.6)	(0.8)	1.2	2.3	Morningstar Fixed Income USD
Global Bond	(0.3)	(1.7)	1.5	1.8	3.6	Lipper Global Income Funds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 9/30/08. Performance is preliminary.

|

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

			Annualized			
Service	**3Q08**	**1 Year**	**3 Year**	**5 Years**	**Since Inception**	**Morningstar Average**
Wealth Preservation	(0.1)	(0.8)	0.5	3.6	0.9	Conservative Allocation
Balanced Wealth	(2.2)	(4.0)	(0.4)	4.5	0.3	Moderate Allocation
Wealth Appreciation	(4.7)	(5.9)	(0.7)	5.2	0.7	Large Blend

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

(1) Investment performance of mutual funds is presented after investment management fees.

Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 9/30/08.

I

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
Relative Performance: Wealth Strategies (After Fees)(1)

Investment Performance: Delivering Results for Clients

Net-of-Fee Annualized Relative Performance Premiums

Bernstein Value Equities	Inception Date	Inception–Sep 2008
U.S. Small/Mid Cap Value	31-Dec-00	+ 4.5 %
Japan Strategic Value	31-Mar-02	+ 4.5
International Strategic Value	31-Mar-01	+ 4.1
Global Strategic Value	30-Apr-01	+ 3.4
International Value (EAFE)	30-Sep-99	+ 3.3
International Diversified Value	30-Sep-00	+ 2.9
Canadian Value	31-Dec-97	+ 2.5
Emerging Markets Value	31-Dec-95	+ 2.1
U.S. Strategic Value	31-Dec-73	+ 1.9
Global Value	30-Sep-95	+ 1.6
U.K. Value	30-Jun-00	+ 1.4
European Value	30-Jun-97	+ 1.2
Global Diversified Value	31-Mar-98	+ 0.7
U.S. Diversified Value	30-Jun-86	+ 0.5
Australian Value	30-Jun-03	+ 0.3

AllianceBernstein Blend Strategies	Inception Date	Inception–Sep 2008
Emerging Markets Style Blend	31-Dec-01	+ 1.6 %
International Style Blend	31-Dec-01	0.0
Global Style Blend	30-Jun-03	- 1.4
U.S. Style Blend	31-Dec-01	- 1.5

Alliance Growth Equities	Inception Date	Inception–Sep 2008
U.S. Growth	31-Dec-70	+ 3.5 %
Global Research Growth	31-Dec-91	+ 3.1
U.S. Small Cap Growth	31-Dec-70	+ 2.7
Japan Growth	30-Sep-91	+ 2.6
U.S. Large Cap Growth	31-Dec-77	+ 2.6
U.S. Mid Cap Growth	31-Mar-99	+ 2.2
Emerging Markets Growth	30-Sep-91	+ 1.4
U.K. Growth	31-Dec-04	+ 0.9
International Large Cap Growth	31-Dec-90	+ 0.1
Australian Growth	30-Jun-00	- 0.6
U.S. Disciplined Growth	31-Dec-87	- 0.6
European Concentrated Growth	30-Jun-98	- 1.7

AllianceBernstein Fixed Income	Inception Date	Inception–Sep 2008
Emerging-Market Debt	30-Jun-94	+ 2.5 %
Canadian Core Plus Advanced	30-Sep-02	+ 1.2
Global Fixed Income	30-Jun-86	+ 0.3
U.S. Investment-Grade Corporates	31-Dec-91	+ 0.3
U.S. Strategic Core Plus	30-Jun-01	- 0.4
Global-Plus Fixed Income	30-Jun-01	- 0.5
U.S. High Yield	31-Dec-86	- 0.6
Japan Credit	30-Sep-00	- 0.6
U.S. Low Duration	31-Dec-95	- 0.7
Euro Income Composite	31-Mar-99	- 1.9

AllianceBernstein. Past performance is no guarantee of future results. Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.

AllianceBernstein Consolidated Balance Sheet

In $ Million	9/30/08	12/31/07
Assets		
Cash and cash equivalents	$ 825.0	$ 576.4
Cash and securities, segregated	2,359.9	2,370.0
Receivables, net	1,501.6	1,633.6
Investments:		
Related to Deferred Compensation	518.6	547.5
Other	357.3	367.6
Goodwill, net	2,893.0	2,893.0
Intangible assets, net	248.7	264.2
Deferred sales commissions, net	141.9	183.6
Other (incl. furniture & equipment, net)	581.0	532.9
Total Assets	**$ 9,427.0**	**$ 9,368.8**
Liabilities and Partners' Capital		
Liabilities:		
Payables	$ 2,916.5	$ 3,297.9
Accounts payable and accrued expenses	397.0	389.3
Accrued compensation and benefits	688.7	458.9
Debt	762.0	533.9
Non-Controlling interest in consolidated subsidiaries	192.1	147.6
Total Liabilities	4,956.3	4,827.6
Partners' Capital	4,470.7	4,541.2
Total Liabilities and Partners' Capital	**$ 9,427.0**	**$ 9,368.8**

1

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only

In $ Millions	Nine Months Ended 9/30/08	Nine Months Ended 9/30/07
Cash Flows From Operating Activities:		
Net income	$ 747.3	$ 950.7
Non-cash items:		
Amortization of deferred sales commissions	61.9	73.3
Amortization of non-cash deferred compensation	47.3	37.5
Depreciation and other amortization	75.5	78.3
Other, net	220.2	(48.1)
Changes in assets and liabilities	(263.1)	218.9
Net cash provided by operating activities	**889.1**	**1,310.6**
Cash Flows From Investing Activities:		
Purchases of investments	(22.2)	(17.2)
Proceeds from sales of investments	32.8	46.3
Additions to furniture, equipment and leaseholds	(61.3)	(87.9)
Net cash used in investing activities	**(50.7)**	**(58.8)**
Cash Flows From Financing Activities:		
Repayment of commercial paper, net	(475.4)	(191.6)
Proceeds from bank loans, net	693.0	-
(Decrease) in overdrafts payable	45.1	(5.8)
Cash distributions to general partner and unitholders	(835.1)	(1,017.7)
Other	12.7	31.6
Net cash used in financing activities	**(559.7)**	**(1,183.5)**
Effect of exchange rate changes on cash and cash equivalents	(30.1)	14.0
Net increase in cash and cash equivalents	248.6	82.3
Cash and cash equivalents at the beginning of period	576.4	546.8
Cash and cash equivalents at the end of period	**$ 825.0**	**$ 629.1**

I

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Consolidated Statement of Cash Flows

6,000
5,000
4,000
3,000
2,000
1,000
-

	2003	2004	2005	2006	2007	1Q08	2Q08	3Q08
Total Headcount	4,060	4,100	4,312	4,914	5,580	5,585	5,635	5,660

Headcount up 4.2% versus 3Q07

AllianceBernstein

Third Quarter 2008 Review
Proprietary - For AllianceBernstein L.P. use only
AllianceBernstein Headcount

$ Millions

15,000
10,000
5,000
0
(5,000)
(10,000)
(15,000)
$10,663
$13,351
$9,568
$792
$8,452
($1,500)
($4,659)
($14,840)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

AllianceBernstein Total Net Flows

$ Millions

10,000
8,000
6,000
4,000
2,000
0
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
Institutional
Retail
Private Client

Third Quarter 2008 Review

Proprietary - For AllianceBernstein L.P. use only

AllianceBernstein | 38

AllianceBernstein Net Flows by Distribution Channel

$ Millions

15,000
10,000
5,000
0
(5,000)
(10,000)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
Value
Growth
Fixed
Other(1)

(1) Includes Index, Structured and Asset Allocation services.

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